Exhibit 4.01

PUBLIC SERVICE COMPANY

OF COLORADO

TO

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 32

Dated as of February 1, 2021

Supplemental to the Indenture

dated as of October 1, 1993

Establishing the Securities of Series No. 37

designated 1.875% First Mortgage Bonds, Series No. 37 due 2031

SUPPLEMENTAL INDENTURE NO. 32, dated as of February 1, 2021, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 32. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture”.

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing various series of Securities and appointing previous successor Trustees.

The Company desires to establish a new series of Securities to be designated “1.875% First Mortgage Bonds, Series No. 37 due 2031” such series of Securities to be hereinafter sometimes called “Series No. 37.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 32 to establish the Securities of Series No. 37 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 32 a valid agreement of the Company, and to make the Securities of Series No. 37 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 32 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 32, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule C hereto, and all right, title and interest of the Company in goods, fixtures or improvements located on those lands, if any, described or referred to in Schedule D hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 32 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 32;

Granting Clause Fourth

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 37

There are hereby established the Securities of Series No. 37, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a) the title of the Securities of Series No. 37 shall be “1.875% First Mortgage Bonds, Series No. 37 due 2031”;

(b) the Securities of Series No. 37 shall initially be authenticated and delivered in the aggregate principal amount of $750,000,000. The Securities of Series No. 37 may be reopened and additional Securities of Series No. 37 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 37 will contain the same terms (including the Stated Maturity and interest payment terms) as the other Securities of Series No. 37, except for the price to the public, the issue date, and if applicable, the first interest accrual and payment dates. Any such additional Securities of Series No. 37, together with the Securities of Series No. 37 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,250,000,000;

(c) interest on the Securities of Series No. 37 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d) the principal of the Securities of Series No. 37 shall be payable on June 15, 2031, the Stated Maturity for Series No. 37;

(e) the Securities of Series No. 37 shall bear interest at a rate of 1.875% per annum; interest shall accrue on the Securities of Series No. 37 from March 1, 2021 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be June 15 and December 15 in each year, commencing June 15, 2021, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be June 1 and December 1 in each year, respectively (whether or not a Business Day);

(f) the Corporate Trust Office of U.S. Bank National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 37 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;

(g) the Securities of Series No. 37 shall be redeemable at the option of the Company at any time prior to December 15, 2030 (which is the date that is six months prior to the Stated Maturity (hereinafter called the “Par Call Date”)), in whole or in part, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount thereof to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities to be redeemed that would be due if such Securities matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption Date. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the Securities of Series No. 37 at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 37 being redeemed (assuming, for this purpose, that the Securities of Series No. 37 matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 37 being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the Securities of Series No. 37 (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such Redemption Date, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the Redemption Date, the average of all of such Reference Treasury Dealer Quotations for the Redemption Date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (or their respective affiliates which are Primary Treasury Dealers), and a Primary Treasury Dealer selected by each of CIBC World Markets Corp. and KeyBanc Capital Markets Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, CIBC World Markets Corp., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 37, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

(h) not applicable;

(i) the Securities of Series No. 37 shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j) not applicable;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) not applicable;

(q) the Securities of Series No. 37 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii) such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B) the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r) not applicable;

(s) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 37; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t) not applicable;

(u)	(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 37, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of

Series No. 37 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v) The Securities of Series No. 37 shall be substantially in the form attached hereto as Exhibit A, and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 32 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 32, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 32 shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 32 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ Sarah W. Soong

	Name:	Sarah W. Soong
	Title:	Vice President and Treasurer

STATE OF MINNESOTA	)
) ss:
COUNTY OF SCOTT	)

The foregoing was acknowledged before me this 18th day of February, 2021, by Sarah W. Soong, the Vice President and Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.

Witness my hand and official seal.

My commission expires: January 31, 2026

/s/ Kristin Lynn Westlund
Name:	Kristin Lynn Westlund
Notary Public, State of Minnesota

[Signature Page – Supplemental Indenture (PSCo)]

U.S. BANK NATIONAL ASSOCIATION, Trustee

By:	/s/ Donald T. Hurrelbrink
	Name:	Donald T. Hurrelbrink
	Title:	Vice President

STATE OF MINNESOTA	)
) ss:
COUNTY OF RAMSEY	)

On the 16th day of February, 2021, before me personally came Donald T. Hurrelbrink, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of U.S. Bank National Association, the banking association described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said banking association.

/s/ Kay Vang
Name:	Kay Vang
Notary Public, State of Minnesota

[Signature Page – Supplemental Indenture (Trustee)]

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO

First Mortgage Bond, Series No. 37

Original Interest Accrual Date	March 1, 2021
Interest Rate:	1.875% per annum
Stated Maturity:	June 15, 2031
Interest Payment Dates:	June 15 and December 15
Regular Record Dates:	June 1 and December 1

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount $	Registered No.

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing June 15, 2021 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company from

EXHIBIT A-1

time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall be redeemable at the option of the Company at any time prior to December 15, 2030 (which is the date that is six months prior to the Stated Maturity (herein called the “Par Call Date”)), in whole or in part, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount hereof to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security to be redeemed that would be due if this Security matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption Date. At any time on or after the Par Call Date, the Securities shall be redeemable, in whole or in part, at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date. For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security (assuming, for this purpose, that this Security matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

“Comparable Treasury Price” means with respect to any redemption date of this Security (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such Redemption Date, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the Redemption Date, the average of all of such Reference Treasury Dealer Quotations for the Redemption Date.

EXHIBIT A-2

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC (or their respective affiliates which are Primary Treasury Dealers), and a Primary Treasury Dealer selected by each of CIBC World Markets Corp. and KeyBanc Capital Markets Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, CIBC World Markets Corp., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this

EXHIBIT A-3

Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT A-4

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT A-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:
[Vice President and Treasurer]

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

	U.S. BANK NATIONAL ASSOCIATION, as Trustee	OR	U.S. BANK NATIONAL ASSOCIATION, as Trustee

By		By:
	Authorized Officer		as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the

EXHIBIT A-6

Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-7

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324

Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160

Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383

Archuleta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202

Baca	May 16, 2013	09:50 A.M.	Reception No. 418754

Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1

Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888

Broomfield	May 10, 2019	10:20 A.M.	Reception No. 2019004811

Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518

Cheyenne	May 15, 2013	11:39 A.M.	Reception No. 236363

Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631

Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776

Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117

Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195

Custer	May 15, 2013	09:18 A.M.	Reception No. 221251

Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50

Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814

Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300

Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1

Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978

Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183

El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51

Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

SCHEDULE A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193

Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413

Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260

Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1

Hinsdale	May 14, 2013	05:20 P.M.	Reception No. 100157

Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316

Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438

Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40

Kit Carson	May 15, 2013	09:40 A.M.	Reception No. 201300563130

La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580

Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635

Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587

Las Animas	May 15, 2013	09:24 A.M.	Reception No. 201300720666

Lincoln	May 10, 2019	11:33 A.M.	Reception No. 351580

Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484

Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129

Mineral	May 16, 2013	10:40 A.M.	Reception No. 68174

Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044

Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756

Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862;	Page 281

Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959-60	Page 857

Otero	May 15, 2013	08:02 A.M.	Reception No. 634927

Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500

Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365

Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791

Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785

Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768

SCHEDULE A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43

Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575

Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625

San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702

San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813

Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55

Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148

Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104

Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955

Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1

Yuma	May 20, 2013	11:59 A.M.	Reception No. 00557180

SCHEDULE A-3

SCHEDULE B

SUPPLEMENTAL INDENTURES

Date ofSupplementalIndenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
November 1, 1993	Series No. 1	$134,500,000	None
January 1, 1994	Series No. 2 due 2001	$102,667,000	None
	and
	Series No. 2 due 2024	$110,000,000	None
September 2, 1994	None	None	None
(Appointment of Successor Trustee)
May 1, 1996	Series No. 3	$125,000,000	None
November 1, 1996	Series No. 4	$250,000,000	None
February 1, 1997	Series No. 5	$150,000,000	None
April 1, 1998	Series No. 6	$250,000,000	None
August 15, 2002	Series No. 7	$48,750,000	None
September 1, 2002	Series No. 8	$600,000,000	None
September 15, 2002	Series No. 9	$530,000,000	None
April 1, 2003	Series No. 10	$600,000,000	None
March 1, 2003	Series No. 11	$250,000,000	None
September 15, 2003	Series No. 12	$250,000,000	None
May 1, 2003	Series No. 13	$350,000,000	None
September 1, 2003	Series No. 14	$300,000,000	None
September 1, 2003	Series No. 15	$275,000,000	None
August 1, 2005	Series No. 16	$129,500,000	None
August 1, 2007	Series No. 17 due 2037	$350,000,000	$350,000,000
August 1, 2008	Series No. 18 due 2018	$300,000,000	None
	and
	Series No. 19 due 2038	$300,000,000	$300,000,000
May 1, 2009	Series No. 20 due 2019	$400,000,000	None
November 1, 2010	Series No. 21 due 2020	$400,000,000	None
August 1, 2011	Series No. 22 due 2041	$250,000,000	$250,000,000
September 1, 2012	Series No. 23 due 2022	$300,000,000	$300,000,000
	and
	Series No. 24 due 2042	$500,000,000	$500,000,000
March 1, 2013	Series No. 25 due 2023	$250,000,000	$250,000,000
	and
	Series No. 26 due 2043	$250,000,000	$250,000,000
March 1, 2014	Series No. 27 due 2044	$300,000,000	$300,000,000
May 1, 2015	Series No. 28 due 2025	$250,000,000	$250,000,000
June 1, 2016	Series No. 29 due 2046	$250,000,000	$250,000,000
June 1, 2017	Series No. 30 due 2047	$400,000,000	$400,000,000
June 1, 2018	Series No. 31 due 2028	$350,000,000	$350,000,000
	and
	Series No. 32 due 2048	$350,000,000	$350,000,000
March 1, 2019	Series No. 33 due 2049	$400,000,000	$400,000,000
August 1, 2019	Series No. 34 due 2050	$550,000,000	$550,000,000

SCHEDULE B-1

May 1, 2020	Series No. 35 due 2051	$375,000,000	$375,000,000
	and
	Series No. 36 due 2031	$375,000,000	$375,000,000
February 1, 2021	Series No. 37 due 2031	$750,000,000	$750,000,000

SCHEDULE B-2

SCHEDULE C

DESCRIPTION OF PROPERTY

The following properties are in the State of Colorado and the counties thereof:

1.	AVERY SUBSTATION

A parcel of land lying in the southwest one-quarter (SW1/4) of Section 30, Township 7 North, Range 67 West, of the 6th Principal Meridian, County of Weld, State of Colorado, being a portion of that Warranty Deed described in Reception Number 02068011, Weld County Records, a portion of that Quit Claim Deed described in Reception Number 2826115, Weld County Records and a portion of the Resolution described in Reception Number 4204939, Weld County Records, described as follows:

Commencing at the south one-quarter corner of said Section 30;

thence N00°23’17“W, 1460.00 feet, along the east line of said southwest one-quarter (SW1/4), to the Point of Beginning;

thence N00°23’17“W, 700.00 feet, along said east line;

thence S89°36’43“W, 600.00 feet;

thence S00°23’17“E, 700.00 feet;

thence N89°36’43“E, 600.00 feet, to the Point of Beginning.

Containing 420,000 square feet (9.642 acres) more or less.

For the purpose of this description, bearings are based on the east line of the southwest one-quarter (SW1/4) of said Section 30, which is assumed to bear N00°23’17“W, a distance of 2641.89 feet.

Weld County, Colorado

2.	PFEIFER TRACT

A PARCEL OF LAND LOCATED IN THE SOUTHWEST QUARTER OF SECTION 9, TOWNSHIP 12 SOUTH, RANGE 44 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF CHEYENNE, STATE OF COLORADO, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BASIS OF BEARING OF THIS DESCRIPTION IS ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER OF SECTION 9, ASSUMED TO BEAR S02°53’35“E A DISTANCE OF 2,681.22 FEET FROM A 2.5” ALUMINUM CAP L.S. #22069 FOUND AT THE WEST QUARTER CORNER OF SAID SECTION 9 TO A 2.25” BRASS CAP FOUND AT THE SOUTHWEST CORNER OF SAID SECTION 9;

BEGINNING AT A POINT WHICH BEARS N42°13’10“E A DISTANCE OF 42.34 FEET FROM SAID SOUTHWEST CORNER OF SECTION 9;

THENCE N02°53’35“W PARALLEL WITH AND 30 FEET EAST OF SAID WEST LINE OF THE SOUTHWEST QUARTER, A DISTANCE OF 660.00 FEET; THENCE N87°19’56“E A DISTANCE OF 660.00 FEET; THENCE S02°53’35“E A DISTANCE OF 660.00 FEET; THENCE S87°19’56“W PARALLEL WITH AND 30 FEET NORTH OF THE SOUTH LINE OF SAID SOUTHWEST QUARTER, A DISTANCE OF 660.00 FEET TO THE POINT OF BEGINNING; WHENCE SAID WEST QUARTER CORNER OF SECTION 9 BEARS N03°32’29“W A DISTANCE OF 2,651.51 FEET;

SCHEDULE C-1

SAID PARCEL CONTAINS 435,597 SQUARE FEET OR 10.000 ACRES, MORE OR LESS.

Cheyenne County, Colorado

3.	HARKER TRACT

A PARCEL OF LAND LOCATED IN THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 12 SOUTH, RANGE 43 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF CHEYENNE, STATE OF COLORADO, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BASIS OF BEARING OF THIS DESCRIPTION IS ALONG THE WEST LINE OF SAID NORTHWEST QUARTER OF SECTION 21, ASSUMED TO BEAR N02°19’05“W A DISTANCE OF 2,702.91 FEET FROM A 2” ALUMINUM CAP L.S. #38567 FOUND AT THE WEST QUARTER CORNER OF SAID SECTION 21 TO 2.5” BRASS CAP FOUND AT THE NORTHWEST CORNER OF SAID SECTION 21;

BEGINNING AT A POINT WHICH BEARS S47°30’15“E A DISTANCE OF 42.29 FEET FROM SAID NORTHWEST CORNER OF SECTION 21;

THENCE N87°18’35“E PARALLEL WITH AND 30 FEET SOUTH OF THE NORTH LINE OF SAID NORTHWEST QUARTER, A DISTANCE OF 660.00 FEET; THENCE S02°19’05“E A DISTANCE OF 660.00 FEET; THENCE S87°18’35“W A DISTANCE OF 660.00 FEET; THENCE N02°19’05“W PARELLEL WITH AND 30 FEET EAST OF SAID WEST LINE OF THE NORTHWEST QUARTER, A DISTANCE OF 660.00 FEET TO THE POINT OF BEGINNING; WHENCE SAID WEST QUARTER CORNER BEARS S01°40’30“E A DISTNACE OF DISTANCE 2,673.27 FEET;

SAID PARCEL CONTAINS 435,591 SQUARE FEET OR 10.000 ACRES, MORE OR LESS.

Cheyenne County, Colorado

4.	TUNDRA SUBSTATION

A PARCEL OF LAND BEING A PORTION OF THE NORTH HALF OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE BEARINGS FOR THIS DESCRIPTION ARE BASED ON THE NORTH LINE OF THE NORTHWEST QUARTER OF SECTION 2, TOWNSHIP 20 SOUTH, RANGE 63 WEST OF THE SIXTH P.M., BEING ASSUMED TO BEAR N88°33’10“E, FROM THE NORTHWEST CORNER OF SAID SECTION 2, BEING MONUMENTED BY A REBAR WITH A 3-1/4 INCH ALUMINUM CAP STAMPED “PLS 33200 – 2008” TO THE NORTH QUARTER CORNER OF SAID SECTION 2, BEING MONUMENTED BY A REBAR WITH A 3-1/4 INCH ALUMINUM CAP, STAMPED “PLS 33200-2008”. WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

SCHEDULE C-2

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 2, THENCE N88°33’10“E, ALONG THE NORTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 2, A DISTANCE OF 1789.45 FEET TO NORTHEAST CORNER OF THAT PUBLIC SERVICE COMPANY EASEMENT RECORDED AT RECEPTION NOS. 1770166 & 1808527, IN THE RECORDS OF THE PUEBLO COUNTY CLERK AND RECORDER’S OFFICE AND THE POINT OF BEGINNING;

THENCE N88°33’10“E, ALONG THE NORTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 2, A DISTANCE OF 921.37 FEET TO THE NORTH QUARTER CORNER OF SAID SECTION 2;

THENCE N88°39’21“E, ALONG THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 2, A DISTANCE OF 340.98 FEET;

THENCE S39°01’49“E, A DISTANCE OF 1603.60 FEET;

THENCE S50°58’11“W, A DISTANCE OF 1000.00 FEET TO A POINT ON THE NORTHEAST LINE OF SAID PUBLIC SERVICE EASEMENT;

THENCE N 39°01’49” W, ALONG SAID NORTHEAST LINE, A DISTANCE OF 2374.00 FEET TO THE POINT OF BEGINNING.

CONTAINING AN AREA OF 1,989,860 SQUARE FEET OR 45.681 ACRES, MORE OR LESS.

Pueblo County, Colorado

5.	MIRASOL SUBSTATION

NE4, SECTION 36, TOWNSHIP 21 SOUTH, RANGE 63 WEST AND NW4, SECTION 31, TOWNSHIP 21 SOUTH, RANGE 62 WEST OF THE 6TH P.M., COUNTY OF PUEBLO, STATE OF COLORADO

A PARCEL OF LAND BEING THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 21 SOUTH, RANGE 63 WEST OF THE SIXTH PRINCIPAL MERIDIAN AND A PORTION OF THE NORTHWEST QUARTER OF SECTION 31, TOWNSHIP 21 SOUTH, RANGE 62 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF PUEBLO, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THE BEARINGS FOR THIS DESCRIPTION ARE BASED ON THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 21 SOUTH, RANGE 63 WEST OF THE SIXTH P.M., BEING ASSUMED TO BEAR S89°13’33“W, FROM THE EAST QUARTER CORNER OF SAID SECTION 36, BEING MONUMENTED BY A REBAR WITH A 3-1/4 INCH ALUMINUM CAP STAMPED “PLS 38151-2020” TO THE CENTER QUARTER CORNER OF SAID SECTION 36, BEING MONUMENTED BY A REBAR WITH A 3-1/4 INCH ALUMINUM CAP, STAMPED “PLS 38151 -2020”, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

BEGINNING AT THE EAST QUARTER CORNER OF SAID SECTION 36,

THENCE S89°13’33“W, ALONG THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 36, A DISTANCE OF 2624.64 FEET TO THE CENTER QUARTER CORNER OF SAID SECTION 36;

THENCE N00°02’33“E, ALONG THE WEST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 36, A DISTANCE OF 2642.08 FEET TO THE NORTH QUARTER CORNER OF SAID SECTION 36;

SCHEDULE C-3

THENCE N89°16’41”E, ALONG THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 36, A DISTANCE OF 2610.64 FEET TO THE NORTHEAST CORNER OF SAID SECTION 36;

THENCE N88°52’45“E, ALONG THE NORTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 31, A DISTANCE OF 1000.11 FEET;

THENCE S00°15’38”E, A DISTANCE OF 1320.56 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 31;

THENCE S36°35’45’‘W, A DISTANCE OF 1667.19 FEET TO THE POINT OF BEGINNING.

CONTAINING AN AREA OF 8,892,267 SQUARE FEET OR 204.138 ACRES, MORE OR LESS.

Pueblo County, Colorado

SCHEDULE C-4

SCHEDULE D

This Schedule D covers all right, title and interest, if any, of Public Service Company of Colorado in goods, fixtures or improvements located on the lands described below in this Schedule D, but does not include and is not intended to encumber any fee or leasehold interest in the described lands themselves.

1) Lessor: Howard G. Adams, a single person

Lease 4:

Unrecorded Wind Energy Lease dated April 14, 2008, imparted by that certain Memorandum of Wind Energy Lease dated April 14, 2008 and recorded in both the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 7, 2008 at Reception No. 227730, and the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 18, 2011 at Instrument No. 201100556718, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1: The Northeast Quarter (NE1/4) of Section Thirty-three (33), Township Eleven (11), Range Forty-two (42) West of the Sixth Principal Meridian

2) Lessor: Howard G. Adams, as Trustee of the Howard G. Adams Inter Vivos Trust dated September 13, 1999

Lease 32:

Unrecorded Wind Energy Lease dated October 15, 2008, imparted by that certain Memorandum of Wind Energy Lease dated October 15, 2008, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on December 1, 2008 at Instrument No. 200800551384

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1: All of Section Twenty-two (22) in Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian

Tract 2: The South Half (S1/2) of Section Fifteen (15) in Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian

3) Lessor: Leland L. Baney and Dorothy F. Baney, Trustees and any successor trustees of the Leland L. Baney and Dorothy F. Baney Revocable Trust under Agreement dated March 5, 1996, as may be amended

Lease 26:

Unrecorded Wind Energy Lease dated October 15, 2008, imparted by that certain Memorandum of Wind Energy Lease dated October 15, 2008 and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on October 27, 2008 at Instrument No. 200800551173, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated May 15, 2019, recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 21, 2019 at Reception No. 00578476

SCHEDULE D-1

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1:

The South Half (S1/2) of Section Fourteen (14) in Township Eleven (11), Range Forty-two (42) West of the Sixth Principal Meridian

Tract 2:

All of Section Twenty-three (23) in Township Eleven (11), Range Forty-two (42) West of the Sixth Principal Meridian

Tract 3:

Bifurcated to Cow Creek Project

Tract 4:

All of Section Sixteen (16) in Township Eleven (11), Range Forty-three (43) West of the Sixth Principal Meridian

Tract 5:

The Northeast Quarter (NE1/4) of Section Eighteen (18) in Township Eleven (11), Range Forty-three (43) West of the Sixth Principal Meridian

Tract 6:

Bifurcated to Cow Creek Project

4) Lessor: Phillip M. Baker (a/k/a Phillip Montgomery Baker), Trustee of the Phillip Montgomery Baker Trust (as to an undivided one-half (1/2) interest) and Sharon L. Baker, a single person (as to an undivided one-half (1/2) interest)

Lease 91:

Memorandum of Wind Energy Lease dated January 1, 2012, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on December 22, 2011 at Instrument No. 201100559025, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012, as amended by unrecorded Amendment to Wind Energy dated March 21, 2019, as evidenced by that certain Affidavit of Amendment of Leases dated June 24, 2019, recorded June 24, 2019, at 242893, Cheyenne County, Colorado, recorded June 24, 2019, at 00578703, Kit Carson County, Colorado, recorded June 24, 2019, at 351796, Lincoln County, Colorado

Legal Description:

Tract 000 (File No. 18000330715-091)

All of Section Thirty-one (31), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian, Kit Carson County, Colorado,

Except a tract of land situated in the Northwest Quarter (NW/4) of Section Thirty-one (31), Township Eleven (11) South, Range Forty-three (43) West of the 6th Principal Meridian, Kit Carson County, Colorado, and being more particularly described as follows: commencing at a point on the Northerly line of the Northwest quarter, said point being N 90°00’00” E a distance of 1085.00 feet from the Northwest corner of said Section 31; thence N 90°00’00” E continuing along the Northerly line of said Northwest quarter a distance of 425.00 feet; thence S 00°00’00” W a distance of 450.00 feet; thence S 90°00’00” W a distance of 425.00 feet; thence N 00°00’00” E a distance of 450.00 feet to the point of beginning, described parcel containing 4.4 acres more or less.

Parcel ID: 00827311143004 and 00827311143005

SCHEDULE D-2

5) Lessor: Sheryl Carter, Successor Trustee of the H. Milton and Helen I. Rudy Trust of 1991 under agreement dated November 8, 1991, as amended

Lease 19:

Unrecorded Wind Energy Lease dated September 1, 2008, imparted by that certain Memorandum of Wind Energy Lease dated September 1, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on September 12, 2008 at Reception No. 227957 as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: All of Section Three (3) Township Twelve (12) in Range Forty-four (44) West of the Sixth Principal Meridian.

6) Lessor: Shirley K. Chadd, a widow

Lease 38:

Unrecorded Wind Energy Lease dated January 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated January 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 9, 2009 at Reception No. 228413, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

The East Half (E/2) of the Southeast Quarter (SE/4) and the Northeast Quarter (NE/4) of Section Ten (10), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

TRACT 2:

The East Half (E/2) of the Southwest Quarter (SW/4) of Section Ten (10), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

7) Lessor: Dennis L. Campbell and Roxanna M. Campbell, husband and wife

Lease 53:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 30, 2009 at Instrument No. 200900552192, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Kit Carson and Cheyenne, State of Colorado:

TRACT 1:

The Southeast Quarter (SE1/4) of Section Thirty-five (35), Township Eleven (11) South, Range Forty-four (44) West of the Sixth Principal Meridian, County of Kit Carson;

TRACT 2:

The North Half (N1/2) of Section Twenty (20), Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian, County of Cheyenne;

SCHEDULE D-3

TRACT 3:

All of Section Seventeen (17), Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian, County of Cheyenne;

TRACT 4:

All of Section Eighteen (18), Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian, County of Cheyenne;

TRACT 5:

The Northwest Quarter (NW1/4) of Section Fourteen (14), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian, County of Cheyenne.

8) Lessor: Laurita Cure and Shirley Smith, Co-Trustees of the Joseph Cure Family Trust (as to an undivided one-half (1/2) interest), and Laurita Cure, a single person (as to an undivided one-half (1/2) interest)

Lease 111:

Unrecorded Wind Energy Lease dated June 15, 2017 imparted by that certain Memorandum of Wind Energy Lease dated June 15, 2017, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 3, 2017 at Reception No. 240996, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated May 20, 2019, imparted by that certain Bifurcated, Amended and Restated Memorandum of Wind Energy Lease dated May 20, 2019 and recorded in both the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 29, 2019 at Reception No. 00578518, and the Office of the Clerk and Recorder of Cheyenne County, Colorado on May 29, 2019 at Reception No. 242756, as amended by First Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated June 25, 2019, imparted by that certain First Amendment to Bifurcated, Amended and Restated Memorandum of Wind Energy Lease dated June 25, 2019 and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on June 25, 2019 at Reception No. 00578708

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1:

Bifurcated to Cow Creek Project

Tract 2:

Bifurcated to Cow Creek Project

Tract 3:

Bifurcated to Cow Creek Project

Tract 4:

Bifurcated to Cow Creek Project

Tract 5:

Bifurcated to Cow Creek Project

Tract 6:

The Southwest Quarter of Section 34, Township 11 South, Range 44, West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Tract 7:

Bifurcated to Cow Creek Project

SCHEDULE D-4

9) Lessor: Michael A. Caroll (a/k/a Michael Allen Carroll) and Pamela J. Carroll (a/k/a Pam Carroll), husband and wife

Lease 119:

Unrecorded Wind Energy Lease dated October 1, 2017, imparted by that certain Memorandum of Wind Energy Lease dated October 1, 2017, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on September 12, 2017 at Reception No. 241177

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The Northwest Quarter (NW1/4) of Section Twenty-two (22), in Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

10) Lessor: Donna M. Campbell, a single person (as to an undivided one-half (1/2) interest) and Donna M. Campbell, Trustee of the Campbell Family Trust (as to an undivided one-half (1/2) interest)

Lease 125:

Unrecorded Wind Energy Lease dated October 1, 2017, imparted by that certain Memorandum of Wind Energy Lease dated October 1, 2017, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on September 22, 2017 at Reception No. 241202, as amended by unrecorded First Amendment to Wind Energy Lease dated May 17, 2018, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated May 17, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on June 4, 2018, at Reception No. 241761, together with unrecorded Ratification of Wind Energy Lease dated May 17, 2018

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The North Half (N1/2) of Section Thirteen (13), Township Thirteen (13) South, Range Forty three (43) West of the 6th P.M., Cheyenne County, Colorado.

11) Lessor: Donna M. Campbell, as Trustee of the Campbell Family Trust (as to an undivided one-half (1/2) interest) and Campbell Legacy Investments, LLC, a Kansas limited liability company (as to an undivided one-half (1/2) interest)

Lease 126:

Unrecorded Wind Energy Lease dated October 1, 2017, imparted by that certain Memorandum of Wind Energy Lease dated October 1, 2017, and recorded in both the Office of the Clerk and Recorder of Cheyenne County, Colorado on September 22, 2017, at Reception No. 241200, and the Office of the Clerk and Recorder of Kit Carson County, Colorado on September 22, 2017 at Reception No. 00574667

Legal Description:

The Following Real Property Located in the Counties of Cheyenne and Kit Carson, State of Colorado:

Tract 1:

All of Section Twenty-one (21), Township Twelve (12) South, Range Forty-four (44) West of the 6th P.M., Cheyenne County, Colorado.

Tract 2:

The South Half (S 1/2) of Section Thirteen (13), Township Thirteen (13) South, Range Forty-three (43) West of the 6th P.M., Cheyenne County, Colorado.

SCHEDULE D-5

Tract 3:

The Northwest Quarter (NW 1/4) of Section Twenty-four (24), Township Thirteen (13) South, Range Forty-three (43) West of the 6th P.M., Cheyenne County, Colorado.

Tract 4:

The Southwest Quarter (SW 1/4) of Section Thirty-five (35), Township Eleven (11) South, Range Forty-four (44) West of the 6th P.M., Kit Carson County, Colorado.

12) Lessor: Creek Joint Ventures, LLC, a Colorado limited liability company

Lease 148:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 14, 2018 at Reception No. 241503

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

All of Section Twenty-six (26), All of Section Thirty-four (34), All of Section Thirty-five (35), in Township Twelve (12) South, Range Forty-five (45), The West Half (W1/2) and the Southeast Quarter (SE1/4) of Section Thirty-one (31), in Township Twelve (12) South, Range Forty-four (44), All of Section One (1), in Township Thirteen (13) South, Range Forty-five (45); All of Section Six (6), in Township Thirteen (13) South, Range Forty-four (44); All West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

LESS AND EXCEPT

The South Half of the Northwest Quarter (S1/2 NW1/4) of Section One (1), Township Thirteen (13) South, Range Forty-five (45) West of the Sixth Principal Meridian in Cheyenne County, Colorado.

AND LESS AND EXCEPT

The Northeast Quarter (NE1/4) of Section One (1), in Township Thirteen (13) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

AND LESS AND EXCEPT

The Northeast Quarter (NE1/4) of Section Six (6), Township Thirteen (13) South, Range Forty-four (44) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

AND LESS AND EXCEPT

The South Half of the Northwest Quarter (S1/2 NW1/4) of Section Six (6), Township Thirteen (13) South, Range Forty-four (44) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

Tract 2:

All of Section Five (5), the North Half of the North Half (N1/2N1/2) of Section Eight (8), and the Northwest Quarter of Section Nine (9), all in Township Twelve (12) South, Range Forty-four (44), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

Tract 3:

All of Section Eleven (11), in Township Thirteen (13) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

SCHEDULE D-6

Tract 4:

The South Half (S1/2) of Section Six (6), Township 13 South, Range 43 West of the 6th P.M.,

Cheyenne County, Colorado.

13) Lessor: State of Colorado, acting through its State Board of Land Commissioners

Lease 184:

Unrecorded Wind Energy Production Lease No. 112502 dated May 28, 2019 imparted by that certain Memorandum of Wind Energy Production Lease No. 112502, dated May 28, 2019 recorded in both the Office of the Clerk and Recorder of Cheyenne County, Colorado on May 31, 2019 at Reception No. 242780, and the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 31, 2019 at Reception No. 00578551

Legal Description:

Tract 001 (File No. 18000330715-104)

All of Section 36, Township 11 South, Range 43 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel ID: 00827361143900

Tract 002 (File No. 18000330715-104)

All of Section 16, Township 12 South, Range 43 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Parcel ID:

Tract 003 (File No. 18000330715-104)

All of Section 16, Township 12 South, Range 44 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Parcel ID: 307916100020

Tract 004 (File No. 18000330715-104)

All of Section 36, Township 12 South, Range 44 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Parcel ID:

Tract 005 (File No. 18000330715-104)

All of Section 16, Township 12 South, Range 45 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Parcel ID: 307716100018

Tract 006 (File No. 18000330715-104)

All of Section 36, Township 12 South, Range 45 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

SCHEDULE D-7

Parcel ID: 307736100041

Tract 007 (File No. 18000330715-104)

South Half of the South Half of Section 16, Township 13 South, Range 43 West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Parcel ID: 309116100020

Tract 008 (File No. 18000330715-104)

All of Section 36, Township 11 South, Range 42 West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Parcel ID: 00825361142900

14) Lessor: Joe E. Darnall and Norma L. Darnall, Co-Trustees, or any Successor Trustee of the Joe E. Darnall Trust Agreement dated June 14, 2006, as may be amended (as to an undivided one-half (1/2) interest), and Norma L. Darnall and Joe E. Darnall, Co-Trustees, or any Successor Trustee of the Norma L. Darnall Trust Agreement dated June 14, 2006 as may be amended (as to an undivided one-half (1/2) interest)

Lease 17:

Unrecorded Wind Energy Lease dated July 28, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 28, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 15, 2008 at Reception No. 227897, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: The South Half (S1/2) of Section Seventeen (17), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

15) Lessor: Stanley W. Davis and Talana Davis, husband and wife

Lease 23:

Unrecorded Wind Energy Lease dated October 15, 2008, imparted by that certain Memorandum of Wind Energy Lease dated October 15, 2008, and recorded in the Office of the Clerk and Recorder of Kit Carson County Colorado on November 3, 2008 at Instrument No. 200800551206, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Kit Carson and Cheyenne, State of Colorado:

Tract 1: The South Half (S1/2) of Section Thirty-four (34) in Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kit Carson County, Colorado;

Tract 2: Lot Eight (8), or the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of

Section Two (2) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian, in Cheyenne County, Colorado;

SCHEDULE D-8

Tract 3: A tract of land situate in the Southeast Quarter (SE/4) of Section Three (3), Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian in Cheyenne County, Colorado and being more particular described as follows:

Commencing in the Southeast corner of said Section 3, Township 12 South, Range 42 West of the 6th Principal Meridian; Thence S 89°33’48” W along the southerly line of said Section 3 a distance of 2374.06 feet to a point on an existing fenceline; Thence N 01°52’04” W along said fenceline a distance of 2072.68 feet; Thence N 89°39’52” E along an existing fenceline a distance of 2389.73 feet to a point on the easterly line of said Section 3; Thence S 01°26’12” E along said easterly line a distance of 2068.14 feet to the point of beginning.

Tract 4: A tract of land situate in the East Half (E/2) of Section Three (3), Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian in Cheyenne County, Colorado and being more particular described as follows:

Commencing at the Northeast Corner of said Section 3, Township 12 South, Range 42 West of the Sixth Principal Meridian; Thence S 01°28’23” E along the easterly line of said Section 3 a distance of 2648.88 feet to the East Quarter Corner of said Section 3; Thence S 01°26’12” E continuing along said easterly line a distance of 570.50 feet to a point on an existing fenceline; Thence S 89°39’52” W along said fenceline a distance of 2389.73 feet; Thence N 01°46’37” W along an existing fenceline a distance of 3218.35 feet to a point on the northerly line of said Section 3; Thence N 89°37’50” E along said northerly line a distance of 2407.12 to the point of beginning.

16) Lessor: Rodney W. Diekman and Deborah D. Diekman, husband and wife

Lease 47:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 23, 2009 at Instrument No. 200900552156

Legal Description:

The Following Real Property Located in the Counties of Cheyenne and Kit Carson, State of Colorado:

TRACT 1:

All of Section Three (3), Township Twelve (12) South in Range Forty-three (43), West of the Sixth Principal Meridian, County of Cheyenne;

TRACT 2:

The North Half (N1/2) and the West Half of the Southwest Quarter (W1/2SW1/4) of Section Five (5), Township Twelve (12) South in Range Forty-three (43), West of the Sixth Principal Meridian, County of Cheyenne;

TRACT 3:

The South Half (S1/2), the Northwest Quarter (NW1/4), and the West Half of the Northeast Quarter (W1/2NE1/4) of Section Fourteen (14), Township Twelve (12) South in Range Forty-three (43), West of the Sixth Principal Meridian, County of Cheyenne;

TRACT 4:

All of Section Thirty Four (34), Township Eleven (11) South in Range Forty-three (43), West of the Sixth Principal Meridian, County of Kit Carson.

SCHEDULE D-9

TRACT 5:

The Southeast Quarter (SE1/4) of Section Six (6), Township Twelve (12) South in Range Forty-three (43), West of the Sixth Principal Meridian, County of Cheyenne.

17) Lessor: Dryland Partners, LLC (a/k/a Dry Land Partners, LLC), a Colorado limited liability company

Lease 145:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 14, 2018 at Reception No. 241509

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

All of Section Twenty-three (23), Township Twelve (12) South, Range Forty-five (45), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 2:

All of Section Twenty-one (21), Township Twelve (12) South, Range Forty-five (45), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 3:

The West Half (W1/2) of Section Seventeen (17), Township Twelve (12) South, Range Forty-five (45), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 4:

The North Half (N1/2) and the Southwest Quarter (SW1/4) of Section Twenty (20), Township Twelve (12) South, Range Forty-five (45), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 5:

All of Section Eighteen (18), Township Twelve (12) South, Range Forty-five (45), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 6:

The North Half (N1/2) and the Southeast Quarter (SE1/4) of Section Nineteen (19), Township Twelve (12) South, Range Forty-five (45), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

Tract 7:

All of Section Twenty-four (24), Township Twelve (12) South, Range Forty-six (46), West of the Sixth (6th) Principal Meridian, in Cheyenne County, Colorado.

18) Lessor: Dickey Joint Venture LLC, a Colorado limited liability company

Lease 146:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 14, 2018 at Reception No. 241504

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

All of Section Three (3), in Township Thirteen (13) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County Colorado.

SCHEDULE D-10

19) Lessor: Devin L. Dickey and Wendy S. Dickey, husband and wife

Lease 149:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 16, 2018 at Reception No. 241519

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The South Half of the Northwest Quarter (S1/2 NW1/4) of Section Six (6), Township Thirteen (13) South, Range Forty-four (44) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

20) Lessor: Danny E. Dickey and Cassandra K. Dickey, husband and wife

Lease 151:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 14, 2018 at Reception No. 241506

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The Northeast Quarter (NE1/4) of Section Six (6), Township Thirteen (13) South, Range Forty-four

(44) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

21) Lessor: Darin C. Dickey and Misty J. Dickey, husband and wife

Lease 152:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 14, 2018 at Reception No. 241505

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The South Half of the Northwest Quarter (S1/2 NW1/4) of Section One (1), Township Thirteen (13) South, Range Forty-five (45) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

22) Lessor: Brian K. Dickey and Janette Dickey, husband and wife

Lease 153:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 16, 2018 at Reception No. 241520

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The Northeast Quarter (NE1/4) of Section One (1), in Township Thirteen (13) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado

SCHEDULE D-11

TOGETHER WITH an Easement along the existing trail road to Cheyenne County Road Z, over and across the Southeast Quarter (SE1/4) of said Section One (1), in Township Thirteen (13) South, Range Forty-five (45) and the Southwest Quarter (SW1/4) of Section Six (6), in Township Thirteen (13) South, Range Forty-four (44), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

23) Lessor: Gary Erker, a single person

Lease 75:

Unrecorded Wind Energy Lease dated August 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated August 1, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on August 19, 2009 at Instrument No. 200900553289, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8), in Section Nineteen (19), Township Eleven (11) South, Range Forty-one (41) West of the Sixth Principal Meridian;

TRACT 2:

Lots One (1), Two (2), Three (3) and Four (4) of Section Eighteen (18), Township Eleven (11) South, Range Forty-one (41), West of the Sixth Principal Meridian; and Lots Five (5), Six (6), Seven (7), Eight (8), in Section Eighteen (18), Township Eleven (11) South, Range Forty-one (41) West of the Sixth Principal Meridian;

TRACT 3:

All of Section Twenty-four (24), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian;

TRACT 4:

All of Section Twenty-nine (29), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian;

TRACT 5:

All of Section Thirty (30), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian.

24) Lessor: FPI COLORADO, LLC, a Delaware limited liability company (a/k/a FPI COLORADO, LLC, a Delaware Corporation)

Lease 77:

Unrecorded Wind Energy Lease dated September 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated September 15, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on October 5, 2009 at Instrument No. 200900553598, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012, as amended by unrecorded Amendment to Wind Energy Lease dated May 21, 2019

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

SCHEDULE D-12

TRACT 1:

A Tract of land situate in Section Twenty-five (25), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kit Carson County, Colorado, and being more particularly described as follows:

Commencing at the Northwest corner of Section Twenty-five (25), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian; Thence North 88° 39’ 08” East along the northerly line of said Section Twenty-five (25) a distance of 2664.78 feet to the North Quarter corner of said Section Twenty-five (25); Thence North 88° 39’ 08” East continuing along the northerly line of said Section Twenty-five (25) a distance of 2664.78 feet to the Northeast corner of said Section Twenty-five (25); Thence South 00° 07’ 31” East along the easterly line of said Section Twenty-five (25) a distance of 2670.51 feet to the East Quarter corner of said Section Twenty-five (25); Thence South 00° 07’ 31” East continuing along said easterly line a distance of 462.56 feet to a point on the extension of an existing fenceline; Thence South 89° 52’ 39” West along said existing fenceline a distance of 5347.31 feet to a point on the westerly line of said Section Twenty-five (25); Thence North 00° 14’ 34” East along said westerly line a distance of 387.34 feet to the West Quarter corner of said Section Twenty-five (25); Thence North 00° 14’ 00” East continuing along said westerly line a distance of 2631.83 feet to the point of beginning, described parcel containing 376.93 acres more or less, as shown in a survey plat recorded on October 12, 1990 in Plat Book 3 Page 65 and in Book 644 at Page 318 of the records of Kit Carson County, Colorado;

25) Lessor: Larry Feldhousen and Judy Feldhousen, husband and wife, Darren Dobler and Larae Dobler, husband and wife and Logan Feldhousen and Jennifer Feldhousen, husband and wife

Lease 88:

Unrecorded Wind Energy Lease dated June 1, 2010, imparted by that certain Memorandum of Wind Energy Lease dated June 1, 2010, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 17, 2010 at Instrument No. 201000555080, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

All of Section Twenty-seven (27), Township Eleven (11), South, Range Forty-two (42), West of the Sixth Principal Meridian.

26) Lessor: Daniel D. Fritton, a single person (as to an undivided three-eighths (3/8) interest), Donna M. Hund, a single person (as to an undivided three-eighths (3/8) interest) and Deborah S. McClave (a/k/a Deborah S. Knudson) a single person (as to an undivided one-fourth (1/4) interest)

Lease 144:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 20, 2018 at Reception No. 241523,

together with unrecorded Confidentiality Agreement dated February 6, 2018

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

All of Section One (1), Township Thirteen (13), South, Range Forty-Four (44), West of the Sixth Principal Meridian, Cheyenne County, Colorado.

SCHEDULE D-13

Tract 2:

East Half (E1/2) of Section Two (2), Township Thirteen (13) South, Range Forty-Four (44) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 3:

All of Section Five (5), Township Thirteen (13) South, Range Forty-Three (43) West of the Sixth Principal Meridian, Cheyenne County, Colorado

Tract 4:

All of Section Seven (7), Township Thirteen (13) South, Range Forty-Three (43) West of the Sixth Principal Meridian, Cheyenne County, Colorado

Tract 5:

The West Half (W1/2) of Section Eight (8), Township Thirteen (13) South, Range Forty-Three (43) West of the Sixth Principal Meridian, Cheyenne County, Colorado

Tract 6:

The South Half (S1/2) of Section Twelve (12), Township Thirteen (13) South, Range Forty-Four (44) West of the Sixth Principal Meridian, Cheyenne County, Colorado

Tract 7:

The North Half (N 1/2) of Section Twelve (12), Township Thirteen (13) South, Range Forty-Four (44) West of the Sixth Principal Meridian, Cheyenne County, Colorado

LESS AND EXCEPT

A tract of land described as follows: Beginning at the Northeast corner of the said Section Twelve (12), thence South along the East section line of said Section Twelve (12), a distance of 382.0 feet to a point; thence West along a line parallel with the North section line of said Section Twelve (12) a distance of 594.0 feet to a point, thence North along a line parallel with the East section line of said Section Twelve (12), a distance of 382.0 feet to a point; thence East along the North section line a distance of 594.0 feet, more or less, to the point of beginning.

27) Lessor: Marvin H. Grusing, a single person, and Marvin H. Grusing, Marvanna Grusing and George Homm, as Trustees of the Family Trust created by the Last Will of Georgeanna Grusing, dated September 11, 1997

Lease 20:

Unrecorded Wind Energy Lease dated October 1, 2008, imparted by that certain Memorandum of Wind Energy Lease dated October 1, 2008, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on October 9, 2008 at Instrument No. 20080551072, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 1, 2012, imparted by that certain Memorandum of Amendment to Wind Energy Lease dated December 1, 2012, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on February 11, 2013 at Instrument No. 20130562359

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1: The West Half (W1/2) of Section Twenty-six (26) in Township Eleven (11) South, Range Forty-three (43) west of the Sixth Principal Meridian.

Tract 2: All of Section Twenty-seven (27) in Township Eleven (11) South, Range Forty-three (43) west of the Sixth Principal Meridian.

SCHEDULE D-14

Tract 3: The East Half (E1/2) and the Southwest Quarter (SW1/4) of Section Twenty-eight (28) in Township Eleven (11) South, Range Forty-three (43) west of the Sixth Principal Meridian.

Tract 4: The East Half (E1/2) of Section Thirty-three (33) in Township Eleven (11) South, Range Forty-three (43) west of the Sixth Principal Meridian.

Tract 5: All of Section Thirty-five (35) in Township Eleven (11) South, Range Forty-three (43) west of the Sixth Principal Meridian.

28) Lessor: Marcia A. Greenlee, Trustee of the McHugh Family Trust, a testamentary trust under the Last Will and Testament of Patrick M. McHugh, deceased, dated January 10, 2001

Lease 39:

Unrecorded Wind Energy Lease dated January 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated January 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 9, 2009 at Reception No. 228412, as amended by unrecorded First Amendment to Wind Energy Lease dated March 1, 2009, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

All of Section One (1) in Township Twelve (12) South, Range Forty-four (44) West, Cheyenne County, Colorado.

29) Lessor: Harker Family Registered Limited Liability Limited Partnership, a Colorado registered limited liability limited partnership

Lease 8:

Unrecorded Wind Energy Lease dated June 25, 2008, imparted by that certain Memorandum of Wind Energy Lease dated June 25, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 17, 2008 at Reception No. 227775, as amended by unrecorded First Amendment to Wind Energy Lease dated October 15, 2008, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated October 15, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on October 29, 2008 at Reception No. 228096, as amended by unrecorded Second Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012, as amended by unrecorded Third Amendment to Wind Energy Lease dated November 15, 2011, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated November 15, 2011 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on November 23, 2011 at Reception No. 232099, as amended by unrecorded Fourth Amendment to Wind Energy Lease dated January 1, 2013, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated January 1, 2013 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on December 26, 2012 at Reception No. 235401

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 5:

The Northwest Quarter (NW/4) of Section Thirteen (13), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

SCHEDULE D-15

Tract 6:

The East Half of the Northeast Quarter (E/2 NE/4) of Section Fourteen (14), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 7:

The North Half (N/2) of Section Twenty-one (21), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 8:

The North Half (N/2) of Section Twenty-two (22), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 9:

The South Half (S/2) of Section Twenty-two (22), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 10:

The South Half (S/2) of Section Twenty-one (21), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 16:

The North Half (N/2) of Section Twenty-nine (29), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 17:

The South Half (S/2) of Section Twenty (20), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.;

Tract 18:

The East Half (E/2) of Section Nineteen (19), Township Twelve (12) South, Range Forty-three (43) West of the Sixth P.M.

30) Lessor: Heintges Farms, Inc., a corporation organized and existing under and by virtue of the laws of the State of Colorado

Lease 27:

Unrecorded Wind Energy Lease dated September 15, 2008, as amended by unrecorded First Amendment to Wind Energy Lease dated November 1, 2008, imparted by that certain Memorandum of Wind Energy Lease dated November 1, 2008, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 20, 2009 at Instrument No. 200900551675, as amended by unrecorded Second Amendment to Wind Energy Lease dated July 1, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated May 16, 2019, recorded in both the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 16, 2019 at Reception No. 00578455, and the Office of the Clerk and Recorder of Cheyenne County, Colorado on May 16, 2019 at Reception No. 242718, as amended by unrecorded Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated May 16, 2019

Legal Description:

The Following Real Property Located in the Counties of Cheyenne and Kit Carson, State of Colorado:

Tract 1:

The North Half (N1/2) of Section One (1) and Lots Five (5), Six (6), Eleven (11) and Twelve (12) of the Northeast Quarter (NE1/4) of Section Two (2) in Township Twelve (12), Range Forty-three (43) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

SCHEDULE D-16

Tract 2:

The Northwest Quarter (NW1/4) of Section Twenty-eight (28), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Tract 3:

The Northeast Quarter (NE1/4) of Section Twenty (20), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian, Kit Carson County, Colorado.

Tract 4:

Bifurcated to Cow Creek Project

Tract 5:

Bifurcated to Cow Creek Project

Tract 6:

All of Section Twenty-one (21), Township Eleven (11) South, Range Forty-three (43), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

31) Lessor: Melvin Mark Harms, a single person

Lease 35:

Unrecorded Wind Energy Lease dated February 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated February 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 9, 2009 at Reception No. 228416, as amended by unrecorded First Amendment to Wind Energy Lease dated March 15, 2009

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

All of Section Seven (7) in Township Twelve (12) South, in Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 2:

The South Half (S1/2) of Section Eight (8) in Township Twelve (12) South, in Range Forty-three (43) West of the Sixth Principal Meridian

32) Lessor: Nellie M. Harms, a widow

Lease 36:

Unrecorded Wind Energy Lease dated February 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated February 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 9, 2009 at Reception No. 228415, as amended by unrecorded First Amendment to Wind Energy Lease dated March 15, 2009

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

The North Half (N1/2) of Section Eight (8), Township Twelve (12) South in Range Forty-three (43) West of the Sixth Principal Meridian

SCHEDULE D-17

TRACT 2:

The East Half (E1/2) of Section Twelve (12), Township Twelve (12) South in Range Forty-four (44) West of the Sixth Principal Meridian

33) Lessor: Homestead Farms, L.L.C., a Colorado limited liability, and Carlyle C James and Deborah James, husband and wife

Lease 40:

Unrecorded Wind Energy Lease dated December 15, 2008, imparted by that certain Memorandum of Wind Energy Lease dated December 15, 2008, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on February 13, 2009 at Instrument No. 200900551832, as amended by unrecorded Amendment to Wind Energy Lease dated October 15, 2012

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

All of Section Thirty-five (35), Township Eleven (11) South, Range Forty-two (42), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

TRACT 2:

The Southwest Quarter (SW/4) of Section Twenty-six (26), Township Eleven (11) South, Range Forty-two (42), West of the Sixth Principal Meridian, Kit Carson County, Colorado.

34) Lessor: Bonnie M. Hilt, as Trustee of the Fred Hilt, Jr. Trust, dated March 2, 1994, as amended

Lease 43:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 23, 2009 at Instrument No. 200900552155, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Cheyenne and Kit Carson, State of Colorado:

TRACT 1:

The West Half (W1/2) of Section Thirty-three (33) in Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 2:

All of Section Four (4) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian

35) Lessor: Bonnie M. Hilt, as Trustee of the Bonnie M. Hilt Trust, dated March 2, 1994, as amended

Lease 44:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 23, 2009 at Instrument No. 200900552153, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

SCHEDULE D-18

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

The Western Half (W/2) of Section Thirty-two (32), Township Eleven (11) South, Range Forty-three (43), West of the Sixth Principal Meridian, Kit Carson County, Colorado, EXCEPT two tracts of land in the Northwest Quarter of the Northwest Quarter (NW/4 NW/4) of Section Thirty-two (32), more particularly described as follows, to-wit: Commencing at the Northwest corner of said Section 32, thence east along the section line between Sections 29 and 32, a distance of 672 feet to the true point of beginning, thence south at an angle of 90 degrees a distance of 475 feet; thence east on a line a distance of 263.3 feet; thence north a distance of 475 feet to a point on the section line, thence west along the said section line to the point of beginning, containing 2.87 acres more or less;

and a tract of land containing 22.38 acres, more or less, described as follows; to-wit: Beginning at the Northwest corner of said Section 32, thence east 672.00 feet along the north line of said Section 32, south 475.00 feet at 90 degrees to said North line of Section 32, thence east 263.3 feet at 90 degrees to the preceding course; thence north at 90 degrees to the preceding 475.00 feet to said north line of Section 32, thence east 164.7 feet along said north line of said Section 32, thence south 1,000 feet parallel to the west line of said Section 32, thence west 1100 feet parallel to said north line of Section 32 to said west line of said Section 32, thence north 1,000 feet along said west line of Section 32 to the point of beginning, as recorded in Book 561 at Page 934, Reception NO. 436648 Plat Book 2, Page 93.

TRACT 2:

The Eastern Half (E1/2) of section Thirty-two (32) in Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian.

36) Lessor: Hudye Farms, U.S., Inc.

Lease 55:

Unrecorded Wind Energy Lease dated March 6, 2009, imparted by that certain Memorandum of Wind Energy Lease dated March 6, 2009, and recorded in both the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 31, 2009 at Reception No. 228576, and the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 30, 2009 at Instrument No. 200900552190, as amended by unrecorded First Amendment to Wind Energy Lease dated December 1, 2009, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated December 1, 2009, and recorded in both the Office of the Clerk and Recorder of Cheyenne County, Colorado on December 17, 2009, at Reception No. 229336, and the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 12, 2010 at Instrument No. 201000554229, as amended by unrecorded Second Amendment to Wind Energy Lease dated March 12, 2012, as amended by unrecorded Royalty Assignment Agreement dated March 12, 2012, imparted by that certain Memorandum of Royalty Assignment Agreement dated March 12, 2012, and recorded in both the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 12, 2012, at Reception No. 232855, and the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 12, 2012 at Instrument No. 201200559574, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Cheyenne and Kit Carson, State of Colorado:

TRACT 1:

All of Section Five (5) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian;

TRACT 2:

All of Section Six (6) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian;

SCHEDULE D-19

TRACT 3:

All of Section Seven (7) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian;

TRACT 4:

The West Half (W/2) and the Northeast Quarter (NE/4) of Section Eight (8) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian;

TRACT 5:

All of Section Seventeen (17) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian;

TRACT 6:

All of Section Eighteen (18) in Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian;

TRACT 7:

The South Half (S/2) of Section One (1) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

TRACT 8:

The South Half (S/2) and the Northwest Quarter (NW/4) of Section Two (2) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

TRACT 9:

A tract described as follows: Beginning at the northeast corner of said Section 10, Township 12 South, Range 43, West of the Sixth Principal Meridian, as the place of beginning, thence west along the north line of said Section, a distance of 276 rods and 12 feet; thence South on a line parallel to the west line of said Section a distance of 166 rods and 10 feet, thence in an easterly direction on a line parallel to the north line of said Section to a point of the east line of said Section; thence in a northerly direction along the east line of said Section to the point of beginning;

TRACT 10:

All of Section Eleven (11) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

TRACT 11:

All of Section Twelve (12) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

TRACT 12:

The East Half (E/2) of Section Thirteen (13) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

TRACT 13:

The West Half (W/2), the Southeast Quarter (SE/4), the South Half of the Northeast Quarter (S/2NE/4) of Section Seventeen (17), Township Eleven (11) South, Range Forty-two (42) West of the 6th Principal Meridian, EXCEPT a tract described as follows:

Beginning at the southeast corner of the Southeast Quarter (SE/4) of Section Seventeen (17), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian; thence running westerly on the south section line of said Section Seventeen (17) to the Southwest corner of said Section Seventeen (17); thence north on the west section line of said Section Seventeen (17), a distance of four hundred

SCHEDULE D-20

sixty-six feet (466’) to a point on the said west section line of said Section Seventeen (17); thence in an easterly direction to the place of beginning at the southeast corner of said Section Seventeen (17), being a triangular tract containing twenty-eight and twenty-four hundredths (28.24) acres off the south side of said Section Seventeen (17); and

TRACT 14:

All of Section Twenty-one (21) in Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian.

TRACT 15:

The Southeast Quarter (SE/4) and the East Half of the Southwest Quarter (E/2 SW/4) of Section Five (5), in Township Twelve (12) South, Range Forty-three (43), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

37) Lessor: Mark D. Hillman

Lease 60:

Unrecorded Wind Energy Lease dated April 9, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 9, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on April 27, 2009 at Instrument No. 200900552377, as amended by unrecorded Amendment to Wind Energy Lease dated October 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Kit Carson and Cheyenne, State of Colorado:

TRACT 1:

The Northern portion of Section Seventeen (17), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian; which currently consists of dryland farm ground approximately 295 acres, which has an irregular shape, as more accurately depicted as described by an aerial photo filed with the Burlington office of the Farm Service Agency, Photo No. DD16-1B

TRACT 2:

All of Section Nine (9), Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 3:

All of Section Ten (10), Township (12) South, Range Forty-three (43) West of the Sixth Principal Meridian, except a tract of land described as follows: Beginning at the Northeast corner of said Section Ten (10) as the place of beginning, Thence West along the North line of said Section a distance of 276 rods and 12 feet; Thence South on a line parallel to the West line of said Section a distance of 166 rods and 10 feet; Thence in an Easterly direction on a line parallel to the North line of said Section to a point on the East line of said Section; Thence North along said east Section line to the point of beginning.

TRACT 4:

All of Section Fifteen (15), Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 5:

The Southwest Quarter (SW/4) of Section Four (4), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principal Meridian.

SCHEDULE D-21

38) Lessor: James R. Hadachek and Marla K. Hadachek, husband and wife

Lease 61:

Unrecorded Wind Energy Lease dated May 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated May 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on May 14, 2009, at Reception No. 228723, as amended by unrecorded Amendment to Wind Energy Lease dated October 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

The South Half (S1/2) and the Northwest Quarter (NW1/4) of Section Nine (9) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 2:

All of Section Ten (10) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 3:

All of Section Eleven (11) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 4:

The East Half (E1/2), the Southwest Quarter (SW1/4), the South Half of the Northwest Quarter (S1/2NW1/4), and the Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) of Section Fourteen (14) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 5:

All of Section Twenty-one (21) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 6:

All of Section Twenty-two (22) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 7:

All of Section Twenty-three (23) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 8:

The West Half (W1/2) of Section Three (3) in Township Thirteen (13), Range Forty-three (43) West of Sixth Principal Meridian

TRACT 9:

All of Section Fifteen (15) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian

TRACT 10:

The Northeast Quarter (NE1/4) of Section Twenty-seven (27) in Township Thirteen (13), Range Forty-three (43) West of the Sixth Principal Meridian.

SCHEDULE D-22

39) Lessor: KENECREEK, INC., a corporation organized and existing under and by virtue of the laws of the State of Colorado

Lease 21:

Unrecorded Wind Energy Lease dated August 15, 2008, imparted by that certain Memorandum of Wind Energy Lease dated August 15, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on October 9, 2008 at Reception No. 228039, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: The North Half (N1/2) of Section Eleven;

Tract 2: The Southwest Quarter (SW1/4) of Section Twelve (12);

Tract 3: The Southeast Quarter (SE1/4) of Section Fourteen (14);

All in Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

40) Lessor: Larry L. Klinger, as Trustee of the Larry L. Klinger Revocable Trust dated July 23, 2007

Lease 85:

Unrecorded Wind Energy Lease dated April 15, 2010, imparted by that certain Memorandum of Wind Energy Lease dated April 15, 2010, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on April 12, 2010 at Instrument No. 201000554806, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

The North Half of the North Half (N1/2N1/2) and the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4) of Section Twenty-six (26) in Township Eleven (11), Range Forty-two (42) West of the Sixth Principal Meridian.

41) Lessor: Roger D. Lippelmann and Linda K. Lippelmann, Co-Trustees of the Roger D. Lippelmann Trust Agreement dated July 25, 2001, as may be amended (as to an undivided one-half (1/2) interest), and Roger D. Lippelmann and Linda K. Lippelmann, Co-Trustees of the Linda K. Lippelmann Trust Agreement dated July 25, 2001, as may be amended (as to an undivided one-half (1/2) interest)

Lease 15:

Unrecorded Wind Energy Lease dated July 24, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 24, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 11, 2008 at Reception No. 227871, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

SCHEDULE D-23

Tract 1: The Southeast Quarter (SE1/4) of Section Eight (8), Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian.

42) Lessor: LJ Land, LLC, a Colorado limited liability company

Lease 71:

Unrecorded Wind Energy Lease dated June 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated June 15, 2009, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on June 15, 2009 at Instrument No. 200900552868, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012, as amended by unrecorded Amendment to Wind Energy Lease dated May 19, 2019

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

The Northwest Quarter (NW1/4) of Section Twenty-six (26) in Township Eleven (11) South, Range Forty-four (44) West of the Sixth Principal Meridian

43) Lessor: Michael L. Lamb and Catharine T. Lamb, Trustees of the Michael L. Lamb and Catharine T. Lamb Revocable Trust, dated December 13, 2013

Lease 86:

Unrecorded Wind Energy Lease dated May 1, 2010, imparted by that certain Memorandum of Wind Energy Lease dated May 1, 2010, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on April 12, 2010 at Instrument No. 201000554805, as amended by unrecorded First Amendment to Wind Energy Lease dated October 16, 2018, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated October 16, 2018, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on November 13, 2018 at Reception No. 00577392PG

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1:

The West Half (W/2) and the Southeast Quarter (SE/4) of Section Nine (9), Township Eleven (11) South, Range Forty-three (43) West of the Sixth Principle Meridian.

Tract 2:

A tract of land situate in Section 17, Township 11 South, Range 43 West of the 6th Principal Meridian, Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the West 1/4 corner of said Section 17; Thence S 88°50’14”E along an existing fence line a distance of 1381.18 feet; Thence S 66°18’24”E continuing along said fence a distance of 1339.54 feet; Thence N 43°40’19”E continuing along said fence a distance of 1910.99 feet; Thence N 89°21’12”E along said fence line a distance of 1364.51 feet to a point on the easterly line of said Section 17; Thence S 01°10’08”E along said easterly line a distance of 687.50 feet to the East 1/4 corner of said Section 17; Thence S 01°10’08”E continuing along said easterly line a distance of 2552.41 feet to the Southeast corner of said Section 17; Thence S 88°21 ’06” W along the southerly line of the Southeast Quarter of said Section 17 a distance of 2651.77 feet to the South 1/4 corner of said Section 17; Thence S 88°23’47”W along the southerly line of the Southwest Quarter of said Section 17 a distance of 2655.09 feet to the Southwest corner of said Section 17; Thence N 01°11’05”W along the westerly line of the Southwest quarter of said Section 17 a distance of 2559.04 feet to the point of beginning,

SCHEDULE D-24

described parcel containing 323.59 acres more or less, as described in a survey plat for the Betty J. Hillman Estate recorded September 29, 2003 in plat book 6 at page 73 and under document no. 536813, and can also be described as:

The Southern portion of Section 17, Township 11 South, Range 43 West of the 6th Principal Meridian, Kit Carson County, Colorado, which currently consists of grassland of approximately 322 acres, which has an irregular shape, as more accurately depicted and described by an aerial photo filed with the Burling office of the Farm Service Agency, Photo No. DD16-1 B which is incorporated herein by reference.

44) Lessor: LJ Land, LLC, a Colorado limited liability company

Lease 177:

Unrecorded Wind Energy Lease dated August 15, 2018, imparted by that certain Memorandum of Wind Energy Lease dated August 15, 2018, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on August 6, 2018 at Reception No. 00576759, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated May 30, 2019, recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 30, 2019 at Reception No. 00578530, as amended by unrecorded Amendment to Bifurcated, Amended and Restated Wind Energy Lease dated May 30, 2019, as evidenced by that certain Affidavit of Amendment of Leases dated June 24, 2019, recorded June 24, 2019, at 242893, Cheyenne County, Colorado, recorded June 24, 2019, at 00578703, Kit Carson County, Colorado, recorded June 24, 2019, at 351796, Lincoln County, Colorado Legal Description: Tract 003 (File No. 18000330715-177)

All of Section 33, Township 11 South, Range 44 West of the 6th P.M., Kit Carson County, Colorado.

Parcel ID: 829331144001

45) Lessor: Calvin C. McKean and Karlene G. McKean, husband and wife

Lease 11:

Unrecorded Wind Energy Lease dated July 28, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 28, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 15, 2008 at Reception No. 227894, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: The Northwest Quarter (NW4) of Section Twelve (12), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian

Tract 2: The Western Half (W2) of Section Nineteen (19), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian

Tract 3: The Northeast Quarter (NE4) of Section Twenty-five (25), Township Twelve (12) South, Range Forty-five (45) West of the Sixth Principal Meridian

46) Lessor: James D. McKean and Emily J. McKean, husband and wife

Lease 12:

Unrecorded Wind Energy Lease dated July 28, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 28, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne

SCHEDULE D-25

County, Colorado on August 11, 2008 at Reception No. 227870, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The Eastern Half (E1/2) of Section Nineteen (19), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

47) Lessor: James D. McKean and Norma L. Darnall, Co-Trustees, or any successor trustee, of the Leroy E. McKean Trust, dated September 30, 1981, as may be amended (as to an undivided one-half (1/2) interest) and James D. McKean and Norma L. Darnall, Co-Trustees, or any successor trustee, of the Martha E. McKean Trust, dated September 30, 1981, as may be amended (as to an undivided one-half (1/2) interest)

Lease 18:

Unrecorded Wind Energy Lease dated July 29, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 29, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 15, 2008 at Reception No. 227896, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

All of Section Twenty (20), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

48) Lessor: J. Douglas Miller and Teresa J. Miller, husband and wife

Lease 112:

Unrecorded Wind Energy Lease dated August 1, 2017, imparted by that certain Memorandum of Wind Energy Lease dated August 1, 2017, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 14, 2017 at Reception No. 241032

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

The Northwest Quarter (NW1/4) of Section Nine (9), in Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

Tract 2:

Lot One (1), Two (2), Seven (7), and Eight (8), or the Northeast Quarter (NE1/4) of Section Twenty-eight (28), in Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

49) Lessor: Valerie Ann McKee (a/k/a Valery Smischny), a married person

Lease 143:

Unrecorded Wind Energy Lease dated February 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated February 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on January 17, 2018 at Reception No. 241435

SCHEDULE D-26

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Section Twenty-three (23), Township Twelve (12) South, Range Forty-six (46) West of the Sixth

Principal Meridian.

50) Lessor: McCartney Properties, LLC, a Colorado limited liability company

Lease 170:

Unrecorded Wind Energy Lease dated July 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated July 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on June 12, 2018 at Reception No. 241774

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

All of Section 22, T12S R44W, 6th P.M., Cheyenne County, Colorado

Tract 2:

All of Section 26, T12S R44W, 6th P.M., Cheyenne County, Colorado

Tract 3:

All of Section 27, T12S R44W, 6th P.M., Cheyenne County, Colorado

51) Lessor: Donald L. Pfeifer, Trustee, or any successor Trustee, of the Donald L. Pfeifer Revocable Trust dated 4/12/1996, as may be amended, and Jonita I. Pfeifer, Trustee, or any successor Trustee, of the Jonita I. Pfeifer Revocable Trust dated 4/12/1996, as may be amended, each as to an undivided one-half (1/2) interest

Lease 2:

Unrecorded Wind Energy Lease dated March 10, 2008, imparted by that certain Memorandum of Wind Energy Lease dated March 10, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on April 10, 2008 at Reception No. 227379, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by Second Amendment to Wind Energy Lease dated March 7, 2018, imparted by that certain First Amendment to Memorandum of Wind Energy Lease dated March 7, 2018 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 14, 2018 at Reception No. 241584

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: South Half of the North Half (S1/2 NY1/2) of Section Eight (8), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

Tract 2: South Half (S1/2) of Section Eight (8), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

Tract 3: South Half (S1/2) of Section Nine (9), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

SCHEDULE D-27

52) Lessor: Stephen E. Pfeifer

Lease 34:

Unrecorded Wind Energy Lease dated January 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated January 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 17, 2009 at Reception No. 228434, as amended by unrecorded First Amendment to Wind Energy Lease dated July 1, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

The West Half (W/2) of the Southeast Quarter (SE/4) of Section Ten (10) in Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

TRACT 2:

The West Half (W/2) of the Southwest Quarter (SW/4), and the Northwest Quarter (NW/4) of Section Ten (10) in Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

53) Lessor: Raymond M. Palkowitsh and Rosetta F. Palkowitsh

Lease 37:

Unrecorded Wind Energy Lease dated January 15, 2009, imparted by that certain Memorandum of Wind Energy Lease dated January 15, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 9, 2009 at Reception No. 228414, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

The South Half (S1/2) of Section Four (4), Township Twelve (12) South, in Range Forty-four (44) West of the Sixth Principal Meridian

TRACT 2:

The Northeast Quarter (NE1/4) of Section Nine (9), Township Twelve (12) South, in Range Forty-four (44) West of the Sixth Principal Meridian

54) Lessor: Shirley F. Pelton, a single person

Lease 56:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on April 3, 2009 at Reception No. 228595, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated December 15, 2012, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on December 26, 2012, at Reception No. 235402, as amended by unrecorded Second Amendment to Wind Energy Lease dated March 1, 2018, imparted by that certain Second Amended and Restated Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 13, 2018, at Reception No. 241490

SCHEDULE D-28

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

All of Section Thirty (30), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

TRACT 2:

The Northeast Quarter (NE/4) of Section Thirty-one (31) Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian.

TRACT 3:

All of Section Thirteen (13), Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian.

TRACT 4:

The Northwest Quarter (NW/4) of Section Twenty-five (25), Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian.

TRACT 5:

The Southeast Quarter (SE/4) of Section Twenty-five (25), Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian.

TRACT 6:

Southwest Quarter (SW1/4) of Section Twenty-five (25), in Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian.

55) Lessor: Ricky R. Pelton, Trustee of the James K. Pelton Family Trust

Lease 158:

Unrecorded Wind Energy Lease dated March 1, 2018, imparted by that certain Memorandum of Wind Energy Lease dated March 1, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 13, 2018 at Reception No. 241492

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

All of Section Twenty-seven (27), Township Twelve (12) South, Range Forty-five (45), West of the 6th P.M.

56) Lessor: Shirley J. Pharo, Trustee of the Restatement of the Trust Agreement of Shirley J. Pharo, dated November 28, 2000 (a/k/a the Restatement of the Trust of Shirley J. Pharo)

Lease 175:

Unrecorded Wind Energy Lease dated August 15, 2018, imparted by that certain Memorandum of Wind Energy Lease dated August 15, 2018, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 30, 2018 at Reception No. 241895, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated April 17, 2019, recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on April 18, 2019 at Reception No. 242574

SCHEDULE D-29

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

All of Section Thirty-one (31), Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

Tract 2:

The North Half (N/2) of Section Six (6), Township Thirteen (13) South, Range Forty-three (43) West of the Sixth Principal Meridian, Cheyenne County, Colorado.

LESS AND EXCEPT

The South Half (S/2) of the Northwest Quarter (NW/4) of Section Six (6), Township Thirteen (13) South, Range Forty-three (43) West, Cheyenne County, Colorado.

Tract 3:

Bifurcated to Cow Creek

Tract 4:

Bifurcated to Cow Creek

Tract 5:

Bifurcated to Cow Creek

57) Lessor: Paul E. Rhoades, a single person

Lease 10:

Unrecorded Wind Energy Lease dated June 27, 2008, imparted by that certain Memorandum of Wind Energy Lease dated June 27, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 21, 2008 at Reception No. 227789, as amended by unrecorded First Amendment to Wind Energy Lease dated October 15, 2008, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated October 15, 2008 and recorded in both the Office of the Clerk and Recorder of Kit Carson County, Colorado on November 3, 2008 at Instrument No. 200800551207, and the Office of the Clerk and Recorder of Cheyenne County, Colorado on November 4, 2008 at Reception No. 228107, as amended by unrecorded Second Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Cheyenne and Kit Carson State of Colorado:

TRACT 1: (CHEYENNE COUNTY)

All of Section 4, Township 12 South, Range 42 West of the 6th P. M. in Cheyenne County, Colorado, except the West 85 acres of the NW1/4; AND

A Tract of land situate in Section 3, Township 12 South, Range 42 West of the 6th P. M. in Cheyenne County, Colorado, and being more particularly described as follows:

Commencing at the Southwest corner of said Section 3, Township 12 South, Range 42 West of the 6th P.M.;

Thence N 00 degrees 12’ 09” W along the westerly line of said Section 3 a distance of 2635.29 feet to the West Quarter Corner of said Section 3;

Thence N 00 degrees 15’ 50” W continuing along said westerly line a distance of 2646.91 feet to the Northwest Corner of said Section 3;

SCHEDULE D-30

Thence N 89 degrees 39’ 53” E along the northerly line of said Section 3 a distance of 2659.27 feet to the North Quarter Corner of said Section 3;

Thence N 89 degrees 37’ 50” E continuing along said northerly line a distance of 259.55 feet to a point on an existing fenceline;

Thence S 01 degrees 46’ 37” E along said existing fenceline a distance of 3218.35 feet;

Thence S 01 degrees 52’ 04” E continuing along said existing fenceline a distance of 2072.68 feet to a point on the southerly line of said Section 3;

Thence S 89 degrees 33’ 48” W along the southerly line of said Section 3 a distance of 320.17 feet to the South Quarter Corner of said Section 3;

Thence S 89 degrees 49’ 16” W continuing along the southerly line of said Section 3 a distance of 2744.46 feet to the point of beginning, described parcel containing 362.85 acres more or less.

TRACT 2: (KIT CARSON COUNTY)

SE1/4 of Section 33, Township 11 South, Range 42 West of the 6th P.M. in Kit Carson County, Colorado.

58) Lessor: Sara Lee Rhoades, Successor Trustee of the Ray D. Rhoades Trust dated July 15, 1992 and Sarah Lee Rhoades, Trustee of the Sara Lee Rhoades Trust dated July 15, 1992, Larry A. Feldhousen and Judy R. Feldhousen

Lease 13:

Unrecorded Wind Energy Lease dated July 16, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 16, 2008 and recorded in both the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 18, 2011 at Instrument No. 201100556720, and the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 11, 2008 at Reception No. 227872, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated May 24, 2019, recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 29, 2019 at Reception No. 00578516

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Section 19 Bifurcated to Cow Creek Project

All of Section Twenty-nine (29), Township Eleven (11), Range Forty-two (42) West of the Sixth Principal Meridian.

59) Lessor: Sara Lee Rhoades, Successor Trustee of the Ray D. Rhoades Trust dated July 15, 1992 and Sarah Lee Rhoades, Trustee of the Sara Lee Rhoades Trust dated July 15, 1992

Lease 14:

Unrecorded Wind Energy Lease dated July 16, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 16, 2008 and recorded in both the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 18, 2011 at Instrument No. 201100556719, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 11, 2008 at Reception No. 227873, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

SCHEDULE D-31

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

All of Section Thirty-one (31) Township Eleven (11), South, Range Forty-two (42), West of the Sixth Principal Meridian;

The North Half (N2) and the Southwest Quarter (SW4) of Section Thirty-two (32); all in Township Eleven (11), South, Range Forty-two (42), West of the Sixth Principal Meridian.

60) Lessor: Glenda F. Resch and any successor Trustees, as Trustee of the Glenda F. Resch Trust dated April 15, 1999 and as may be amended

Lease 29:

Unrecorded Wind Energy Lease dated November 1, 2008, imparted by that certain Memorandum of Wind Energy Lease dated November 1, 2008, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on November 3, 2008 at Instrument No. 200800551205, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1: The North Half (N1/2) of Section Thirty-four (34) in Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian

61) Lessor: Rain Dance Ranch, LLC, a Colorado limited liability company

Lease 120:

Unrecorded Wind Energy Lease dated July 1, 2017, imparted by that certain Memorandum of Wind Energy Lease dated July 1, 2017, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on September 12, 2017 at Reception No. 241176

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

The South Half (S/2) of Section Four (4); the Northeast (NE/4) and the South Half (S/2) of Section Nine (9), in Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

Tract 2:

Lots Nine (9), Ten (10), Fifteen (15) and Sixteen (16), or the Southeast Quarter (SE/4) of Section Twenty-eight (28), in Township Twelve (12) South, Range Forty-five (45), West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

62) Lessor: Rock Creek Farms 2 LLC (f/k/a Rock Creek Farms, L.L.C.), a Colorado limited liability company

Lease 121:

Unrecorded Wind Energy Lease dated October 1, 2017, imparted by that certain Memorandum of Wind Energy Lease dated October 1, 2017, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on September 12, 2017 at Reception No. 241175

SCHEDULE D-32

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

The East Half (E/2) and the Southwest Quarter (SW/4) of Section Twenty-two (22), in Township (12) South, Range Forty-five (45) West of the Sixth Principal Meridian, in Cheyenne County, Colorado.

63) Lessor: Robert V. Smith, a single person

Lease 3:

Unrecorded Wind Energy Lease dated March 12, 2008, imparted by that certain Memorandum of Wind Energy Lease dated March 12, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on April 25, 2008 at Reception No. 227426, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012, as amended by Second Amendment to Wind Energy Lease dated March 9, 2018, imparted by that certain First Amendment to Memorandum of Wind Energy Lease dated March 9, 2018 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 23, 2018 at Reception No. 241599

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: The Southwest Quarter (SW4) of Section Two (2), Township Twelve (12) South, Range Forty-four (44) West of the Sixth Principal Meridian

64) Lessor: H. Wayne Smith, Trustee of the H. Wayne Smith Revocable Trust dated December 23, 2005, as may be amended

Lease 5:

Unrecorded Wind Energy Lease dated April 30, 2008, imparted by that certain Memorandum of Wind Energy Lease dated April 30, 2008 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on May 30, 2008 at Reception No. 227535, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: The East Half (E2) of Section Two (2), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian.

65) Lessor: Jean C. Sipe, a single person

Lease 6:

Unrecorded Wind Energy Lease dated June 13, 2008, imparted by that certain Memorandum of Wind Energy Lease dated June 13, 2008 and recorded in both the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 18, 2011 at Instrument No. 201100556721, and the Office of the Clerk and Recorder of Cheyenne County, Colorado on July 7, 2008 at Reception No. 227729, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated September 15, 2012

Legal Description:

The Following Real Property Located in the Counties of Kit Carson and Cheyenne, State of Colorado:

Tract 1: All of Section Twenty-eight (28), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian, in Kit Carson County, Colorado.

SCHEDULE D-33

Tract 2: The Southeast Quarter (SE1/4) of Section Thirty-two (32), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian, in Kit Carson County.

Tract 3: The West Half (W1/2) of Section Thirty-three (33), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian, in Kit Carson County, Colorado.

Tract 4: The West Half of the Northwest Quarter (W1/2 NW1/4) of Section Four (4), Township Twelve (12) South, Range Forty-two (42) West of the Sixth Principal Meridian in Cheyenne County, Colorado, described in that certain Deed in favor of Ed Eresch and Guy Hinkhouse, of record in Book 112 at Page 386 of the records of Cheyenne County, Colorado, as the “West 85 acres off the West side of the North Half (N2) of Section Four (4) Township Twelve (12) South in Range Forty-two (42) West of the Sixth Principal Meridian.”

66) Lessor: Sue Con Farms, Inc., a Colorado corporation

Lease 46:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 23, 2009 at Reception No. 228545

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 1:

The North Half (N1/2) and the Southwest Quarter (SW1/4) of section Six (6), Township Twelve (12) in Range Forty-three (43) lying West of the Sixth Principal Meridian.

67) Lessor: Robert Staatz and Carolyn Staatz, husband and wife

Lease 172:

Unrecorded Wind Energy Lease dated August 1, 2018 imparted by that certain Memorandum of Wind Energy Lease dated August 1, 2018, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on June 19, 2018 at Reception No. 00576686, as amended by Bifurcated, Amended and Restated Wind Energy Lease dated May 20, 2019, recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 30, 2019 at Reception No. 00578498

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

Tract 1:

Bifurcated to Cow Creek

Tract 2:

The Northeast Quarter (NE1/4) of Section Thirty-four (34), Township Eleven (11) South, Range Forty-four (44) West of the Sixth Principal Meridian, including any and all interest which Granter may currently own in and to all oil and gas, minerals and mineral rights located in, on or under the above described property; Including all water and water rights of record and/or appurtenant to property.

Tract 3:

North Half (N1/2) of Section Thirty-five (35), Township Eleven (11) South, Range Forty-four (44) West of the Sixth Principal Meridian. Reserving, however, unto the granters, their heirs and assigns, one-half (1/2) of any and all interest that granter may currently own in and to all oil and gas, minerals and mineral rights currently locate in, on or under the above described property. Together with all water and water rights of record and/or appurtenant thereto.

SCHEDULE D-34

Tract 4:

The Northwest Quarter (NW4) of Section Thirty-six (36), Township Eleven (11) South, Range Forty-four (44) West of the 6th P.M., Kit Carson County, Colorado. Together with the improvements located thereon, and together with all water and water rights used and appurtenant thereto, including but not limited to, water and water rights under ground water permits, if any, issued by the Colorado Ground Water Commission through the State Engineer’s Office.

Tract 5:

Northeast Quarter (NE1/4) of Section Thirty-six (36), Township Eleven (11) South, Range Forty-four (44) West of the Sixth Principal Meridian. Reserving, however, unto the grantors, their heirs and assigns, one-half (1/2) of any and all interest that grantor may currently own in and to all oil and gas, minerals and mineral rights currently locate in, on or under the above described property. Together with all water and water rights of record and/or appurtenant thereto.

68) Lessor: Marilyn J. Wetzbarger, a single person

Lease 16:

Unrecorded Wind Energy Lease dated July 28, 2008, imparted by that certain Memorandum of Wind Energy Lease dated July 28, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on August 15, 2008 at Reception No. 227895, as amended by unrecorded First Amendment to Wind Energy Lease dated June 15, 2009, as amended by unrecorded Amendment to Wind Energy Lease dated December 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: The North Half (N1/2) of Section Seventeen (17), Township Twelve (12), Range Forty-four (44) West of the Sixth Principal Meridian

69) Lessor: Rex E. Waugh and Carol J. Waugh, husband and wife

Lease 22:

Unrecorded Wind Energy Lease dated October 1, 2008, imparted by that certain Memorandum of Wind Energy Lease dated October 1, 2008, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on October 9, 2008 at Reception No. 228038, as amended by unrecorded Amendment to Wind Energy Lease dated October 1, 2011, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated October 1, 2011, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on October 6, 2011 at Reception No. 231799

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

TRACT 4:

All of section Nine (9), Township Twelve (12) South, Range Forty-two (42), Less and Except the North 2,370 feet of Section Nine (9), Township Twelve (12) South, Range Forty-two (42)

SCHEDULE D-35

70) Lessor: Max C. Waugh, a single person

Lease 24:

Unrecorded Wind Energy Lease dated October 15, 2008, imparted by that certain unrecorded Memorandum of Wind Energy Lease dated October 15, 2008, as amended by unrecorded First Amendment to Wind Energy Lease dated November 10, 2008, as amended by unrecorded Amendment to Wind Energy Lease dated October 1, 2011, imparted by that certain Amended and Restated Memorandum of Wind Energy Lease dated October 1, 2011and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on October 14, 2011 at Reception No. 231828

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1:

The North 2370 feet of section Nine (9), Township Twelve (12) South, Range Forty-two (42).

71) Lessor: Victor Lewin Weed and Judy Weed, husband and wife

Lease 48:

Unrecorded Wind Energy Lease dated April 1, 2009, imparted by that certain Memorandum of Wind Energy Lease dated April 1, 2009, and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 31, 2009 at Reception No. 228581, as amended by unrecorded Amendment to Wind Energy Lease dated October 15, 2012

Legal Description:

The Following Real Property Located in the County of Cheyenne, State of Colorado:

Tract 1: All of Section Twenty-three (23) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 2: The North Half (N1/2) of Section Twenty-five (25) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 3: The North Half (N1/2) of Section Twenty-six (26) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 4: All of Section Twenty-seven (27) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 5: All of Section Twenty-eight (28) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 6: The South Half (S1/2) of Section Twenty-nine (29) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 7: All of Section Thirty-two (32) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 8: All of Section Thirty-three (33) in Township Twelve (12) South, Range Forty-three (43) West of the Sixth Principal Meridian;

Tract 9: All of Section Four (4) in Township Thirteen (13) South, Range Forty-three (43) West of the Sixth Principal Meridian.

SCHEDULE D-36

72) Lessor: Garry D. Weed and Sherry L. Weed, husband and wife

Lease 83:

Unrecorded Wind Energy Lease dated January 15, 2010, imparted by that certain Memorandum of Wind Energy Lease dated January 15, 2010, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 28, 2010 at Instrument No. 201000554317

Legal Description:

The Following Real Property Located in the County of Kit Carson, State of Colorado:

TRACT 1:

A tract of land situate in the South Half (S/2) of Section Twenty-five (25), Township Eleven South, Range Forty-two (42) West of the Sixth Principal Meridian, Kit Carson County, Colorado and being more particularly described as follows:

Commencing at the Southwest corner of said Section Twenty-five (25), Township Eleven (11) South, Range Forth-two (42) West of the Sixth Principal Meridian; Thence North 00° 14’ 34” East along the westerly line of the Southwest Quarter (SW/4) of said Section Twenty-five (25) a distance of 2246.71 feet to a point on an existing fenceline;

Thence North 89° 52’ 39” East along said existing fenceline a distance of 5347.31 feet to a point on the easterly line of the Southeast Quarter (SE/4) of said Section Twenty-five (25);

Thence South 00° 07’ 31” East along easterly line of said Section Twenty-five (25) a distance of 2211.95 feet to the Southeast corner of said Section Twenty-five (25);

Thence South 89° 30’ 48” West along the southerly line of said Southeast Quarter (SE/4) a distance of 2680.0 feet to the South Quarter corner of said Section Twenty-five (25);

Thence South 89° 29’ 59” West along the southerly line of the Southwest Quarter (SE/4) of said Section Twenty-five (25) a distance of 2681.86 feet to the point of beginning.

TRACT 2:

A Tract of land situated in the North Half (N/2) and the Southeast Quarter (SE/4) of Section Twenty-six (26), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian, Kit Carson County, Colorado, and being more particularly described as follows:

Commencing at the Southeast corner of said Section Twenty-six (26), Township Eleven (11) South, Range Forty-two (42) West of the Sixth Principal Meridian;

Thence South 89° 47’ 51” West along the Southerly line of said Section Twenty-six (26) a distance of 2686.35 feet to the South Quarter corner of said Section twenty-six (26); Thence North 01° 47’ 35” East along the westerly line of the Southeast Quarter (SE/4) of said Section Twenty-six (26) a distance of 2671.18 feet to the Center Quarter corner of said Section Twenty-six (26); Thence North 89° 25’ 20” West along the southerly line of the Northwest Quarter (NW/4) of Section Twenty-six (26) a distance of 2615.13 feet to the West Quarter corner of said Section Twenty-six (26); Thence North 03° 19’ 54” East along the westerly line of said Northwest Quarter (NW/4) a distance of 1369.94 feet to a point on the extension of an existing fence line; Thence South 87° 36’ 41” East along said existing fence line a distance of 3474.74 feet; Thence South 00° 21’ 01” East continuing along said existing fence line a distance of 1666.80 feet; Thence North 89° 51’ 56” East continuing along said existing fence line a distance of 1665.76 feet to a point on the easterly line of said Southeast Quarter (SE/4) of said Section Twenty-six (26); Thence South 00° 14’ 34” West along said easterly line a distance of 2246.71 feet to the point of beginning.

SCHEDULE D-37